UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Strategic Beta Emerging Markets Equity Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Strategic Beta Emerging Markets Equity Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Strategic Beta Emerging Markets Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Beta Emerging Markets Equity Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by portfolio managers William S. Cazalet, CAIA, C. Wesley Boggs, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Strategic Beta Emerging Markets Equity Fund’s Class A shares produced a total return of -9.46%, Class C shares returned -10.12%, Class I shares returned -9.01%, and Class Y shares returned -9.23%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of -12.52% for the same period.2

Emerging-market equities posted losses over the reporting period amid geopolitical tensions, concerns over trade disputes, and a strengthening dollar. The fund produced higher returns than the Index, mainly due to stock selection in the energy and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies organized or with their principal place of business, or a majority of assets or business, in emerging-market countries.

The fund’s portfolio managers use a proprietary methodology designed to rank and select stocks of emerging-market companies based on fundamental company information. In this manner, the portfolio managers employ a “strategic-beta” strategy to select and weight stocks for the fund’s portfolio using characteristics other than market capitalization. The portfolio managers first weight each stock based on the company’s economic size, determined by a combination of accounting metrics, including sales, earnings before interest, taxation, depreciation and amortization (EBITDA), and net total payout (including dividends and share repurchases). Next, companies are ranked based on the quality and growth of their earnings. These metrics seek to identify high-quality companies with sustainable and growing earnings and consistency of performance relative to the stocks of emerging-market companies in general. A company’s sales, earnings quality, and earnings growth contribute, in part, to its overall beta. The final step in the portfolio construction process is to exclude companies with the lowest expected performance based on the above metrics of earnings quality and earnings growth.

The fund’s portfolio managers manage risk by diversifying across companies and industries. The fund’s portfolio is rebalanced semiannually.

Emerging Markets Rebound, Then Reverse Course

Emerging-market equities benefited broadly from positive global economic trends during the first four months of the reporting period. Corporate earnings growth gained momentum

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

across most industry groups and geographic regions. Strengthening global demand for commodities bolstered markets that export raw materials and energy, such as Russia and Brazil. Strong information technology and financials sector performance drove gains in China. South Korea benefited from easing regional political tensions.

Global equity markets, including most emerging markets, dipped sharply in February 2018 in response to concerns about renewed inflationary pressures in the United States. In March, the prospect of potential U.S. trade restrictions sparked additional market declines. Markets steadied after the initial sell-off, but as U.S. rates and yields resumed their upward trend in April, alongside a rising oil price, the heightened inflation expectations resulted in the U.S. dollar strengthening. This was a headwind for all emerging-market currencies to varying degrees, particularly those of Argentina and Turkey, which depreciated significantly. Further weighing on sentiment have been the rising U.S.-China trade tensions, and political and economic difficulties in parts of South America.

Fund Returns Driven by Security Selection

Stock selections within the energy and consumer discretionary sectors contributed to positive relative performance. An overweight to Russia-based energy company LUKOIL bolstered returns. The price benefited during the period from rising commodity prices. A position in Gazprom was also beneficial. In addition, a larger overweight to China Petroleum & Chemical helped results, as the stock surged after announcing higher profits and an increase in its dividend. An underweight to South Africa-based global retail company Steinhoff International Holdings was also beneficial. Shares dropped sharply after news of an accounting scandal broke, and the company’s real estate portfolio posted losses. China and Russia represented the fund’s top-performing countries for the reporting period.

Conversely, the fund’s relative performance was constrained during the reporting period by its security selections in the financials sector, where an overweight position in Powszechny Zakład Ubezpieczeń, Poland’s largest financial services company, weighed on results due to investors’ concerns regarding the firm’s mergers-and-acquisitions activity. In the materials sector, underweight exposure to Brazilian metals-and-mining company Vale also hindered relative performance, when the company’s stock advanced in the midst of rising nickel prices. From a country perspective, Poland and South Korea were the two largest detractors for the reporting period.

Despite Volatility, Long-Term Positive Trends Remain Intact

Although we focus on the valuations, earnings quality, and earnings momentum of individual companies and not broader macroeconomic or market trends, we believe that the long-term structural growth outlook for many emerging markets, particularly those in Asia, remains supported by demographics, technological innovation, and government reforms. Amid this pullback in emerging-market prices, we continue to look for opportunities and names that fit our profile.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Strategic Beta Emerging Markets Equity Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Strategic Beta Emerging Markets Equity Fund on 9/15/14 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	9/15/14	-14.68%	-0.49%
without sales charge	9/15/14	-9.46%	0.94%
Class C shares
with applicable redemption charge †	9/15/14	-11.01%	0.14%
without redemption	9/15/14	-10.12%	0.14%
Class I shares	9/15/14	-9.01%	1.18%
Class Y shares	9/15/14	-9.23%	1.12%
MSCI Emerging Markets Index	8/31/14	-12.52%	-0.78%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 8/31/14 is used as the beginning value on 9/15/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Beta Emerging Markets Equity Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.71	$8.23	$3.54	$3.54
Ending value (after expenses)	$869.60	$866.70	$870.70	$871.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.09	$8.89	$3.82	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,021.42	$1,021.42

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, .75% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Shares		Value ($)
Common Stocks - 85.0%
Brazil - 4.9%
Ambev	14,000		61,094
B3 - Brasil Bolsa Balcao	4,650		33,349
Banco Santander Brasil	200		2,270
BB Seguridade Participacoes	3,200		22,898
CCR	3,900		11,391
Centrais Eletricas Brasileiras	1,100	[a]	6,902
Cia de Saneamento Basico do Estado de Sao Paulo	2,100		15,631
Cia Siderurgica Nacional	10,900	[a]	27,883
Cosan Industria e Comercio	3,400		29,281
CPFL Energia	943		6,398
EDP - Energias do Brasil	2,400		9,009
Embraer	3,300		18,426
Engie Brasil Energia	1,000		10,695
Equatorial Energia	600		10,904
Fibria Celulose	1,500		28,843
Hypermarcas	400		3,178
IRB Brasil Resseguros	900		17,340
JBS	20,500		56,352
Klabin	300		1,507
Kroton Educacional	2,200		6,739
Localiza Rent a Car	1,575		12,104
Lojas Renner	1,540		15,592
M Dias Branco	300		3,553
Multiplan Empreendimentos Imobiliarios	300		1,857
Natura Cosmeticos	1,700		14,769
OdontoPrev	1,000		3,547
Petrobras Distribuidora	3,400		21,844
Petroleo Brasileiro	30,300		246,048
Porto Seguro	800		11,688
Qualicorp	1,100		4,239
Raia Drogasil	400		6,764
Sul America	3,307		21,993
Suzano Papel e Celulose	1,100		11,114
Tim Participacoes	2,400		7,436
Vale	9,600		145,232
WEG	1,430		6,920
			914,790
Chile - 1.3%
AES Gener	12,585		3,525

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Chile - 1.3% (continued)
Aguas Andinas, Cl. A	12,449		6,475
Banco de Chile	72,263		10,010
Banco de Credito e Inversiones	48		3,018
Banco Santander Chile	204,192		14,986
Cencosud	12,964		26,984
Colbun	46,936		8,806
Empresas CMPC	3,406		11,660
Empresas COPEC	2,222		31,145
Enersis Americas	497,857		78,462
Enersis Chile	310,602		27,035
LATAM Airlines Group	1,438		13,078
SACI Falabella	2,095		15,803
			250,987
China - 19.5%
3SBio	500	[b]	730
58.com, ADR	50	[a]	3,279
AAC Technologies Holdings	800		6,123
Agile Property Holdings	12,000		13,776
Agricultural Bank of China, Cl. H	154,300		67,516
Air China, Cl. H	10,000		8,088
Alibaba Group Holding, ADR	400	[a]	56,912
Aluminum Corporation of China, Cl. H	40,300	[a]	14,627
Angang Steel	10,000		8,491
Anhui Conch Cement, Cl. H	7,000		35,992
ANTA Sports Products	3,200		13,115
AviChina Industry & Technology, Cl. H	5,600		3,739
BAIC Motor	19,000	[b]	10,724
Baidu, ADR	220	[a]	41,813
Bank of China, Cl. H	65,200		27,712
Bank of Communications, Cl. H	49,200		36,827
Beijing Capital International Airport, Cl. H	3,600		3,905
Byd, Cl. H	2,200		14,347
CGN Power, Cl. H	14,800	[b]	3,390
China Cinda Asset Management, Cl. H	22,800		5,603
China CITIC Bank, Cl. H	56,000		34,558
China Coal Energy, Cl. H	24,000		10,786
China Communications Construction, Cl. H	87,800		80,049
China Communications Services, Cl. H	22,500		18,231
China Conch Venture Holdings	500		1,406
China Construction Bank, Cl. H	475,400		375,958
China COSCO Holdings, Cl. H	26,500	[a]	9,451

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
China - 19.5% (continued)
China Everbright Bank, Cl. H	10,000		4,461
China Huarong Asset Management	17,200	[b]	3,109
China Huishan Dairy Holdings	1,900	[a,c]	0
China Life Insurance, Cl. H	51,000		102,245
China Longyuan Power Group, Cl. H	21,500		16,434
China Medical System Holdings	1,200		1,426
China Merchants Bank, Cl. H	11,900		45,663
China National Building Material, Cl. H	62,600		44,596
China Pacific Insurance Group, Cl. H	17,400		64,591
China Petroleum & Chemical, Cl. H	433,300		350,392
China Railway Construction, Cl. H	36,200		45,976
China Railway Group, Cl. H	90,200		80,838
China Resources Pharmaceutical Group	11,500	[b]	16,926
China Shenhua Energy, Cl. H	32,000		72,243
China Southern Airlines, Cl. H	21,300		11,569
China Telecom, Cl. H	90,000		42,406
China Vanke, Cl. H	10,800		33,114
Chongqing Changan Automobile, Cl. B	2,400		1,620
Chongqing Rural Commercial Bank, Cl. H	9,200		5,062
CIFI Holdings Group	14,000		5,888
CNOOC	151,000		255,805
Country Garden Holdings	25,100		26,723
Country Garden Services Holdings	2,885	[a]	3,704
CSPC Pharmaceutical Group	5,500		11,565
CSR, Cl. H	9,600		8,442
Datang International Power Generation, Cl. H	82,000		18,336
Dongfeng Motor Group, Cl. H	11,500		11,374
ENN Energy Holdings	3,900		33,248
Evergrande Real Estate Group	8,000		19,036
Fosun International	3,400		4,988
Fuyao Glass Industry Group	400	[b]	1,176
Geely Automobile Holdings	6,900		13,312
GF Securities, Cl. H	1,100		1,427
GOME Retail Holdings	67,200	[a]	6,702
Great Wall Motor, Cl. H	15,500		9,221
Greentown China Holdings	7,000		4,886
Guangzhou Automobile Group, Cl. H	12,880		12,965
Guangzhou R&F Properties, Cl. H	10,100		15,930
Haitian International Holdings	1,800		3,554
Hengan International Group	4,000		31,828
Huaneng Power International, Cl. H	48,700		27,023
Huaneng Renewables, Cl. H	20,100		5,142

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
China - 19.5% (continued)
Industrial & Commercial Bank of China, Cl. H	429,100		289,233
Inner Mongolia Yitai Coal, Cl. B	15,700		18,695
Jiangsu Expressway, Cl. H	6,700		8,979
Jiangxi Copper, Cl. H	13,400		14,750
Kingsoft	600		853
Legend Holdings	4,700	[b]	12,754
Lenovo Group	116,000		74,153
Longfor Properties	8,200		19,990
Metallurgical Corporation of China	76,000		18,481
New Oriental Education & Technology Group, ADR	100	[a]	5,851
People's Insurance Company Group of China, Cl. H	58,900		23,997
PetroChina, Cl. H	198,000		144,065
PICC Property & Casualty, Cl. H	49,950		48,310
Ping An Insurance Group Company of China, Cl. H	19,200		181,708
Semiconductor Manufacturing International	4,510	[a]	3,742
Shanghai Electric Group, Cl. H	12,200		3,984
Shanghai Fosun Pharmaceutical Group	500		1,496
Shanghai Lujiazui Finance & Trade Zone Development, Cl. B	1,880		2,393
Shanghai Pharmaceuticals Holding, Cl. H	5,700		12,622
Shenzhou International Group Holdings	1,600		17,626
Shui On Land	38,500		7,749
SINA	50	[a]	3,166
Sino-Ocean Land Holdings	34,500		13,567
Sinopec Engineering Group, Cl. H	3,400		3,169
Sinopec Shanghai Petrochemical, Cl. H	30,900		13,534
Sinopharm Group, Cl. H	5,600		27,128
Sinotrans, Cl. H	14,900		5,215
SOHO China	20,000		6,779
Sunac China Holdings	4,600		12,583
Sunny Optical Technology Group	1,000		8,751
Tencent Holdings	3,800		128,801
Tingyi Holding	14,000		20,802
TravelSky Technology, Cl. H	1,800		4,357
Vipshop Holdings, ADR	1,100	[a]	5,346
Want Want China Holdings	25,200		17,965
Weichai Power, Cl. H	24,400		24,442
Yanzhou Coal Mining, Cl. H	13,000		12,258
Yum China Holdings	1,000		36,080

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
China - 19.5% (continued)
YY, ADR	50	[a]	3,195
Zhejiang Expressway, Cl. H	7,700		6,501
Zhongsheng Group Holdings	4,000		7,255
Zhuzhou CSR Times Electric	600		3,228
Zijin Mining Group, Cl. H	42,200		15,793
ZTE, Cl. H	3,200	[a]	4,858
			3,678,298
Colombia - .5%
Cementos Argos	669		1,455
Corporacion Financiera Colombiana	178	[a]	1,143
Ecopetrol	66,592		77,875
Grupo Argos	1,015		4,729
Grupo de Inversiones Suramericana	575		5,572
Interconexion Electrica	2,689		10,123
			100,897
Czech Republic - .4%
CEZ	973		23,151
Komercni banka	348		13,220
Moneta Money Bank	10,218	[b]	33,882
O2 Czech Republic	1,210		12,724
			82,977
Egypt - .1%
Commercial International Bank Egypt	1,834		8,217
Global Telecom Holding	29,733	[a]	4,621
Talaat Moustafa Group	1,540		798
			13,636
Greece - .2%
Eurobank Ergasias	2,148	[a]	1,444
FF Group	119	[a,c]	0
Hellenic Telecommunications Organization	883		9,850
JUMBO	387		5,641
OPAP	996		9,361
Titan Cement	92		2,025
			28,321
Hong Kong - 3.9%
Beijing Enterprises Holdings	1,800		9,762
Beijing Enterprises Water Group	8,600	[a]	4,386
Brilliance China Automotive Holdings	1,200		1,055
China Agri-Industries Holdings	29,000		9,678
China Everbright	2,400		4,260
China Everbright International	2,400		1,921
China Gas Holdings	4,300		13,641

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Hong Kong - 3.9% (continued)
China Jinmao Holdings Group	34,000		14,242
China Mengniu Dairy	3,800	[a]	11,169
China Mobile	34,600		323,330
China Power International Development	18,700		3,693
China Resources Cement Holdings	10,000		8,779
China Resources Gas Group	2,400		9,213
China Resources Land	8,000		27,307
China Resources Power Holdings	20,500		35,993
China State Construction International Holdings	1,900		1,353
China Taiping Insurance Holdings	9,900		33,284
CITIC	41,000		61,444
COSCO Pacific	3,800		3,886
Far East Horizon	2,900		2,810
GCL-Poly Energy Holdings	118,000	[a]	7,026
Guangdong Investment	15,300		27,348
Haier Electronics	4,900	[a]	10,211
Kingboard Chemical Holdings	4,500		12,115
Kunlun Energy	24,000		27,196
Lee & Man Paper Manufacturing	10,000		8,544
Nine Dragons Paper Holdings	9,700		9,235
Shanghai Industrial Holdings	3,800		8,019
Shimao Property Holdings	11,400		22,433
Sino Biopharmaceutical	11,250		10,160
Sun Art Retail Group	10,400		11,399
Yuexiu Property	50,000		7,931
			742,823
Hungary - .4%
MOL Hungarian Oil & Gas	3,841		40,192
OTP Bank	550		19,735
Richter Gedeon	369		6,857
			66,784
Indonesia - 1.4%
Adaro Energy	102,500		11,095
Astra International	102,000		53,107
Bank Central Asia	15,700		24,447
Bank Danamon Indonesia	9,800		4,789
Bank Mandiri	27,100		12,236
Bank Negara Indonesia	19,400		9,402
Bank Rakyat Indonesia	115,000		23,875
Charoen Pokphand Indonesia	16,300		5,902
Gudang Garam	1,200		5,700
Hanjaya Mandala Sampoerna	16,200		3,982

Description	Shares	Value ($)
Common Stocks - 85.0% (continued)
Indonesia - 1.4% (continued)
Indah Kiat Pulp & Paper	7,300	6,127
Indocement Tunggal Prakarsa	4,100	4,656
Indofood CBP Sukses Makmur	5,400	3,169
Indofood Sukses	11,400	4,487
Jasa Marga	7,700	2,099
Kalbe Farma	40,500	3,656
Matahari Department Store	3,300	1,054
Media Nusantara Citra	10,600	545
Pakuwon Jati	14,100	443
Perusahaan Gas Negara	80,600	11,803
Surya Citra Media	8,600	890
Telekomunikasi Indonesia	158,500	40,068
Tower Bersama Infrastructure	8,100	2,487
Unilever Indonesia	2,900	8,254
United Tractors	7,200	15,886
Waskita Karya	6,900	655
		260,814
Malaysia - 1.5%
AirAsia	11,000	6,907
Astro Malaysia Holdings	6,300	2,031
Berjaya Sports Toto	7,497	3,760
British American Tobacco Malaysia	600	4,463
CIMB Group Holdings	6,700	9,167
Dialog Group	2,300	1,866
DiGi.Com	24,400	25,117
Felda Global Ventures Holdings	4,400	1,474
Genting	11,800	20,683
Genting Malaysia	4,800	5,158
HAP Seng Consolidated	600	1,410
IOI	12,300	13,215
IOI Properties Group	1,500	470
Kuala Lumpur Kepong	1,300	7,738
Malayan Banking	8,600	19,523
Malaysia Airports Holdings	900	1,787
Maxis	11,800	14,739
Petronas Chemicals Group	12,400	27,726
Petronas Dagangan	800	4,972
Petronas Gas	3,800	16,625
Public Bank	7,700	45,302
Sime Darby	4,900	2,579
Sime Darby Plantation	4,900	6,149
Sime Darby Property	4,900	1,143
Tenaga Nasional	8,900	31,220

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Malaysia - 1.5% (continued)
Westports Holdings	2,000		1,631
YTL	17,442		4,415
			281,270
Mexico - 3.4%
Alfa, Cl. A	28,700		30,348
America Movil, Ser. L	343,700		248,555
Arca Continental	800		4,017
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand	9,300		11,643
Cemex	100,448	[a]	50,340
El Puerto de Liverpool, Ser. C1	240		1,524
Fibra Uno Administracion	1,900		2,034
Fomento Economico Mexicano	4,400		37,480
Gentera	3,800		3,079
Gruma, Cl. B	930		9,729
Grupo Aeroportuario del Pacifico, Cl. B	1,400		11,643
Grupo Aeroportuario del Sureste, Cl. B	430		7,094
Grupo Bimbo, Ser. A	4,900		9,162
Grupo Carso, Ser. A1	900		2,636
Grupo Financiero Banorte, Cl. O	6,800		37,489
Grupo Lala	1,100		967
Grupo Mexico, Ser. B	21,600		49,818
Industrias Penoles	755		10,630
Infraestructura Energetica Nova	500		1,950
Kimberly-Clark de Mexico, Cl. A	6,500		9,366
Mexichem	9,947		26,017
OHL Mexico	4,000		5,500
Promotora y Operadora de Infraestructura	345		3,133
Wal-Mart de Mexico	28,600		73,129
			647,283
Peru - .4%
Credicorp	250		56,427
Southern Copper	400		15,336
			71,763
Philippines - .6%
Aboitiz Power	3,200		2,017
Ayala	570		9,795
Ayala Land	6,500		4,824
Bank of the Philippine Islands	510		784
BDO Unibank	1,100		2,516
DMCI Holdings	16,450		3,946
Energy Development	32,900	[a]	4,224

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Philippines - .6% (continued)
Globe Telecom	320		12,444
GT Capital Holdings	175		2,488
International Container Terminal Services	960		1,624
JG Summit Holdings	5,070		4,489
Jollibee Foods	540		2,783
Manila Electric	2,570		17,696
Megaworld	13,400		1,106
Metro Pacific Investments	21,100		1,897
PLDT	975		25,355
Robinsons Land	1,400		551
SM Investments	655		11,035
SM Prime Holdings	5,500		3,473
Universal Robina	950		2,307
			115,354
Poland - 1.3%
Bank Millennium	1,480	[a]	3,401
Bank Polska Kasa Opieki	966		26,356
Bank Zachodni	71		6,292
CCC	22		957
Eurocash	444		2,363
Grupa Lotos	581		10,453
Jastrzebska Spolka Weglowa	257	[a]	4,955
mBank	24		2,339
Orange Polska	11,636	[a]	13,160
PGE	8,701	[a]	23,830
Polski Koncern Naftowy ORLEN	2,787		66,989
Powszechna Kasa Oszczednosci Bank Polski	2,596		27,012
Powszechny Zaklad Ubezpieczen	5,419		55,227
Tauron Polska Energia	12,720	[a]	5,900
			249,234
Qatar - .5%
Barwa Real Estate	230		2,369
Ezdan Holding Group	1,010	[a]	3,036
Industries Qatar	1,019		39,217
Masraf Al Rayan	2,279		23,773
Ooredoo	1,048		19,827
Qatar Electricity & Water	93		4,797
Qatar Gas Transport	1,261		6,040
Qatar Insurance	106		1,068
			100,127

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Romania - .0%
NEPI Rockcastle	55		475
Russia - 7.5%
Alrosa	28,200		42,775
Gazprom	156,190		368,513
Inter RAO UES	370,200		22,380
LUKOIL	6,669		500,533
Magnitogorsk Iron & Steel Works	19,400		14,117
Mobile TeleSystems	6,000		23,460
Mobile Telesystems, ADR	7,700		61,677
Moscow Exchange MICEX-RTS	3,260		4,349
Novatek, GDR	171		28,918
Novolipetsk Steel	9,370		22,820
PhosAgro, GDR	435		5,689
Polyus	398		25,090
Rostelecom	3,380		3,591
RusHydro	538,400		4,494
Sberbank of Russia	29,200		84,097
Severstal	2,540		39,707
Sistema, GDR	2,772		6,395
Surgutneftegas	36,000		14,519
Tatneft	9,670		115,151
X5 Retail Group, GDR	1,030		24,065
			1,412,340
South Africa - 3.5%
Absa Group	5,340		53,842
Anglo American Platinum	97		3,168
AngloGold Ashanti	2,567		24,585
Aspen Pharmacare Holdings	686		7,249
Bid Corp	1,533		28,721
Bidvest Group	2,261		28,097
Capitec Bank Holdings	40		2,684
Clicks Group	1,176		14,987
Coronation Fund Managers	1,076		3,577
Exxaro Resources	1,018		10,391
FirstRand	14,517		63,107
Growthpoint Properties	2,134		3,274
Hyprop Investments	633		3,867
Impala Platinum Holdings	1,295	[a]	2,387
Imperial Holdings	2,122		23,403
Investec	1,094		6,792
Kumba Iron Ore	750		14,674
Liberty Holdings	442		3,232
Life Healthcare Group Holdings	3,147		5,219

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
South Africa - 3.5% (continued)
Massmart Holdings	900		5,859
Mr Price Group	1,280		19,993
Naspers, Cl. N	59		10,334
Nedbank Group	1,436		24,171
Pick n Pay Stores	2,841		13,097
Pioneer Foods Group	322		1,767
PSG Group	50		744
Rand Merchant Investment Holdings	1,549		3,606
Redefine Properties	5,501		3,574
Remgro	628		8,083
Resilient REIT	82		332
RMB Holdings	995		5,009
Sanlam	11,770		59,086
Sappi	4,026		22,586
SPAR Group	1,231		14,637
Standard Bank Group	7,771		85,895
Steinhoff International Holdings	7,351	[a]	895
Telkom	4,108		14,940
The Foschini Group	968		10,559
Tiger Brands	464		8,277
Truworths International	1,558		8,522
Tsogo Sun Holdings	2,137		2,924
Vodacom Group	3,210		27,022
			655,168
South Korea - 17.9%
Amorepacific	29		3,880
Amorepacific	82		4,490
BGF Retail	38		249
BGF retail Co.	20		2,959
BNK Financial Group	1,120		7,484
CJ	383		36,803
CJ CheilJedang	61		17,402
CJ ENM Co.	15		2,983
CJ Korea Express	12	[a]	1,676
Coway	333		20,583
Daelim Industrial	423		28,287
Daewoo Engineering & Construction	529	[a]	2,109
Daewoo International	1,192		18,564
Daewoo Securities	2,297		13,027
DGB Financial Group	436		3,604
Dongbu Insurance	669		42,224
Dongsuh	40		654
Doosan Bobcat	405		12,558

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
South Korea - 17.9% (continued)
Doosan Heavy Industries & Construction	742	[a]	7,174
E-MART	107		19,144
GS Engineering & Construction	571		20,843
GS Holdings	674		28,754
GS Retail	112		3,532
Hana Financial Group	1,686		56,855
Hankook Tire	367		13,353
Hanmi Pharm	2		686
Hanmi Science	1		59
Hanon Systems	469		4,524
Hanssem	10		431
Hanwha	3,866		95,815
Hanwha Aerospace	153	[a]	3,833
Hanwha Chemical	770		10,983
Hanwha Life Insurance	1,531		6,045
HDC Hyundai Development Co-Engineering & Construction	245	[a]	9,513
Hotel Shilla	96		5,979
Hyosung	83		3,733
Hyosung Advanced Materials	27	[a]	2,489
Hyosung Chemical	19	[a]	2,180
Hyosung Heavy Industries	56	[a]	2,092
Hyosung TNC	26	[a]	4,002
Hyundai Construction Equipment	18	[a]	1,184
Hyundai Department Store	36		2,749
Hyundai Development Co-Engineering & Construction	176		2,606
Hyundai Electric & Energy System	18	[a]	747
Hyundai Glovis	125		12,553
Hyundai Heavy Industries Holdings	31	[a]	9,731
Hyundai Marine & Fire Insurance	1,136		41,604
Hyundai Steel	524		19,275
Industrial Bank of Korea	893		11,678
Kangwon Land	267		6,739
KB Financial	2,039		84,841
KCC	39		8,477
Kia Motors	1,522		37,870
Korea Aerospace Industries	95	[a]	2,424
Korea Gas	642	[a]	29,460
Korea Investment Holdings	91		4,764
Korea Zinc	20		6,676
Korean Air Lines	1,156		27,968
KT	699		17,575

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
South Korea - 17.9% (continued)
KT&G	398		35,642
Kumho Petrochemical	191		14,494
LG	647		37,760
LG Electronics	1,742		97,278
LG Household & Health Care	17		15,650
Lotte Chemical	88		20,326
Lotte Confectionery	3		417
Lotte Corporation	22	[a]	919
Lotte Shopping	65		11,089
NH Investment & Securities	1,273		13,660
OCI	117		8,804
Orange Life Insurance	343	[b]	9,215
Ottogi	3		1,738
POSCO	908		204,843
S-1	48		4,063
Samsung C&T	330		31,398
Samsung Card	66		1,953
Samsung Electro-Mechanics	238		24,848
Samsung Electronics	35,582		1,330,753
Samsung Fire & Marine Insurance	209		51,108
Samsung SDS	85		14,440
Samsung Securities	343		8,079
Shinhan Financial Group	1,284		47,722
Shinsegae	44		9,945
SK Holdings	683		157,332
SK Hynix	3,179		191,432
SK Innovation	385		72,400
SK Networks	2,504		9,325
SK Telecom	227		53,357
Woori Bank	2,438		33,804
Yuhan	15		2,211
			3,366,481
Taiwan - 10.5%
Acer	17,000	[a]	12,018
Advantech	1,099		7,533
Asia Cement	16,000		16,990
Asustek Computer	6,000		44,223
AU Optronics	129,000		51,187
Catcher Technology	2,000		20,342
Cathay Financial Holding	36,000		56,793
Chailease Holding	2,080		5,969
Chang Hwa Commercial Bank	8,507		4,809
Cheng Shin Rubber Industry	5,000		7,010

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Taiwan - 10.5% (continued)
Chicony Electronics	3,055		6,090
China Airlines	15,000		4,452
China Development Financial Holding	69,000		22,051
China Life Insurance	23,652		22,550
China Steel	92,000		72,667
Chunghwa Telecom	23,000		81,333
Compal Electronics	80,000		44,226
CTBC Financial Holding	58,786		39,359
E.Sun Financial Holding	8,066		5,329
EVA Airways	11,897		5,455
Evergreen Marine	6,300		2,332
Far Eastern New Century	45,000		45,470
Far EasTone Telecommunications	9,000		21,421
Feng TAY Enterprise	1,120		6,686
First Financial Holding	11,114		7,006
Formosa Chemicals & Fibre	20,000		71,949
Formosa Petrochemical	5,000		19,622
Formosa Plastics	18,000		58,393
Formosa Taffeta	3,000		3,271
Foxconn Technology	3,060		6,516
Fubon Financial Holding	40,000		62,815
Giant Manufacturing	1,000		3,790
Highwealth Construction	6,100		8,917
Hon Hai Precision Industry	3,804		9,726
Hotai Motor	1,000		6,858
HTC	6,000	[a]	6,467
Hua Nan Financial Holdings	9,473		5,329
Innolux	134,000		40,821
Inventec	45,000		36,144
MediaTek	4,000		29,663
Mega Financial Holding	27,000		22,758
Micro-Star International	5,000		10,969
Nan Ya Plastics	27,000		67,305
Nanya Technology	1,000		1,679
Novatek Microelectronics	3,000		13,320
Pegatron	13,000		23,502
Phison Electronics	1,000		6,512
Pou Chen	26,000		26,445
Powertech Technology	4,000		8,687
President Chain Store	3,000		33,912
Realtek Semiconductor	2,000		7,964
Ruentex Industries	600		1,494
Shin Kong Financial Holding	63,907		20,838

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Taiwan - 10.5% (continued)
Standard Foods	1,154		1,730
Synnex Technology International	33,600		35,938
Taishin Financial Holding	19,159		8,536
Taiwan Business Bank	5,788		1,900
Taiwan Cement	28,600		32,251
Taiwan Cooperative Financial Holding	6,662		3,736
Taiwan Mobile	9,000		32,121
Taiwan Semiconductor Manufacturing	55,000		408,630
Teco Electric & Machinery	8,000		4,561
Transcend Information	1,000		2,093
Uni-President Enterprises	42,360		102,851
Vanguard International Semiconductor	4,000		7,287
Wistron	75,010		45,599
WPG Holdings	35,880		42,536
Yuanta Financial Holding	48,000		23,336
Yulon Motor	5,000		2,906
			1,984,978
Thailand - 2.9%
Advanced Info Service	9,300		54,987
Airports of Thailand	5,000		9,677
Bangkok Dusit Medical Services, Cl. F	2,700		2,017
Bangkok Expressway & Metro	3,700		949
Banpu	6,500		3,423
BEC World	4,000	[a]	738
Berli Jucker	1,200		2,026
Bumrungrad Hospital	400		2,334
Central Pattana	1,100		2,631
CP ALL	20,600		41,791
Delta Electronics Thai	1,100		2,290
Electricity Generating	300		2,093
Glow Energy	2,400		6,080
Home Product Center	7,400		3,327
Indorama Ventures	27,000		44,399
IRPC	34,400		6,357
KCE Electronics	800		899
Krung Thai Bank	6,900		4,192
Minor International	2,100		2,313
PTT	101,900		157,451
PTT Exploration & Production	11,700		49,413
PTT Global Chemical	22,800		53,335
Robinson	1,000		1,977
Siam Cement	2,450		30,963
Siam Commercial Bank	3,600		14,966

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 85.0% (continued)
Thailand - 2.9% (continued)
Thai Oil	14,600		37,460
TMB Bank	23,200		1,596
True	9,900		1,762
			541,446
Turkey - 1.2%
Akbank	16,289		19,372
Arcelik	1,727		4,811
BIM Birlesik Magazalar	1,439		20,439
Cola-Cola Icecek	276		1,365
Emlak Konut Gayrimenkul Yatirim Ortakligi	3,413		1,022
Enka Insaat ve Sanayi	1		1
Eregli Demir ve Celik Fabrikalari	9,574		15,552
Ford Otomotiv Sanayi	325		3,486
Haci Omer Sabanci Holding	16,118		20,606
KOC Holding	6,571		18,345
Petkim Petrokimya Holding	3,149		2,875
TAV Havalimananlari Holding	1,077		4,490
Tofas Turk Otomobil Fabrikasi	834		3,146
Tupras Turkiye Petrol Rafinerileri	1,314		31,001
Turk Hava Yollari	5,850	[a]	14,768
Turk Telekomunikasyon	2,544	[a]	1,462
Turkcell Iletisim Hizmetleri	13,571		27,655
Turkiye Garanti Bankasi	14,511		18,256
Turkiye Halk Bankasi	2,736		3,035
Turkiye Is Bankasi, Cl. C	8,314		5,961
Turkiye Sise ve Cam Fabrikalari	3,686		3,123
Turkiye Vakiflar Bankasi, Cl. D	3,408		2,097
Ulker Biskuvi Sanayi	335	[a]	889
Yapi ve Kredi Bankasi	3,046	[a]	887
			224,644
United Arab Emirates - 1.1%
Abu Dhabi Commercial Bank	14,562		32,169
Aldar Properties	9,256		4,360
DP World	537		9,668
Dubai Islamic Bank	1,543		2,210
Emaar Development	19,529		26,335
Emaar Malls Group	8,075		4,029
Emaar Properties	22,979		31,954
Emirates Telecommunications Group	15,529		73,576
National Bank of Abu Dhabi	4,921		18,523
			202,824

Description		Shares		Value ($)
Common Stocks - 85.0% (continued)
United Kingdom - .1%
Mondi		769		18,362
Total Common Stocks (cost $14,770,145)				16,012,076

Exchange-Traded Funds - 8.1%
United States - 8.1%
iShares MSCI Emerging Markets ETF		16,000		626,560
iShares MSCI India ETF		27,491		829,953
KraneShares Bosera MSCI China A ETF		2,400		62,640
Total Exchange-Traded Funds (cost $1,574,920)				1,519,153
	Preferred Dividend Yield (%)
Preferred Stocks - 5.8%
Brazil - 3.8%
Braskem, Cl. A	5.86	2,400		33,599
Centrais Eletricas Brasileiras, Cl. B		1,100	[a]	7,797
Cia Brasileira de Distribuicao	1.74	1,200		25,100
Cia Energetica de Minas Gerais	4.29	13,000		38,600
Cia Paranaense de Energia, Cl. B	3.89	1,200		8,445
Gerdau	1.73	5,700		24,767
Itau Unibanco Holding	6.26	11,200		147,889
Itausa - Investimentos Itau	4.62	23,860		71,808
Petroleo Brasileiro	0.38	47,900		355,373
Telefonica Brasil	9.34	1,000		11,579
				724,957
Chile - .1%
Embotelladora Andina, Cl. B	3.91	705		2,437
Sociedad Quimica y Minera de Chile, Cl. B	4.69	296		12,783
				15,220
Colombia - .1%
Bancolombia	3	400		3,690
Grupo Aval Acciones y Valores	4.39	9,634		3,411
Grupo de Inversiones Suramericana	1.65	254		2,357
				9,458
Russia - .9%
Surgutneftegas	3.72	247,100		143,055
Transneft	4.47	10		25,941
				168,996
South Korea - .9%
Amorepacific	1.52	26		2,048
LG Chem	3.13	19		3,337
LG Household & Health Care	1.33	9		5,789

STATEMENT OF INVESTMENTS (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 5.8% (continued)
South Korea - .9% (continued)
Samsung Electronics	4.34	5,150		162,287
				173,461
Total Preferred Stocks (cost $782,683)				1,092,092
		Number of Rights
Rights - .0%
Chile - .0%
Banco de Credito e Inversiones		4		12
SACI Falabella		73		7
				19
Taiwan - .0%
Evergreen Marine		359		8
Taishin Financial Holding		386		37
				45
Total Rights (cost $0)				64
	7-Day Yield (%)	Shares
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $100,253)	2.21	100,253	[d]	100,253
Total Investments (cost $17,228,001)		99.4%		18,723,638
Cash and Receivables (Net)		.6%		105,809
Net Assets		100.0%		18,829,447

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

MICEX—Moscow Interbank Currency Exchange

REIT—Real Estate Investment Trust

RTS—Russian Trading System

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $91,906 or .49% of net assets.

c The fund held Level 3 securities at October 31, 2018, these securities were valued at $0 or .0% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Energy	18.1
Banks	12.3
Technology Hardware & Equipment	11.1
Materials	8.9
Registered Investment Companies	8.6
Telecommunication Services	7.1
Capital Goods	5.7
Insurance	4.8
Semiconductors & Semiconductor Equipment	3.6
Utilities	3.5
Food, Beverage & Tobacco	2.5
Food & Staples Retailing	2.0
Real Estate	1.9
Diversified Financials	1.7
Retailing	1.3
Transportation	1.2
Consumer Durables & Apparel	1.1
Automobiles & Components	1.1
Media & Entertainment	1.0
Consumer Services	.5
Household & Personal Products	.5
Pharmaceuticals Biotechnology & Life Sciences	.4
Health Care Equipment & Services	.3
Software & Services	.1
Commercial & Professional Services	.1
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	235,657	5,170,051	5,305,455	100,253.5		5,587

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	17,127,748	18,623,385
Affiliated issuers	100,253	100,253
Cash denominated in foreign currency	90,416	87,049
Receivable for shares of Beneficial Interest subscribed		53,700
Dividends and interest receivable		25,591
Due from The Dreyfus Corporation and affiliates—Note 3(c)		9,373
Prepaid expenses		29,873
		18,929,224
Liabilities ($):
Payable for shares of Beneficial Interest redeemed		8,145
Unrealized depreciation on foreign currency transactions		460
Trustees fees and expenses payable		151
Accrued expenses		91,021
		99,777
Net Assets ($)		18,829,447
Composition of Net Assets ($):
Paid-in capital		18,573,614
Total distributable earnings (loss)		255,833
Net Assets ($)		18,829,447

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	661,062	27,582	76,320	18,064,483
Shares Outstanding	53,570	2,245	6,159	1,461,331
Net Asset Value Per Share ($)	12.34	12.29	12.39	12.36

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $89,187 foreign taxes withheld at source):
Unaffiliated issuers	613,944
Affiliated issuers	5,587
Total Income	619,531
Expenses:
Management fee—Note 3(a)	122,577
Professional fees	137,365
Pricing fees	76,576
Custodian fees—Note 3(c)	71,261
Registration fees	58,747
Prospectus and shareholders’ reports	9,900
Shareholder servicing costs—Note 3(c)	2,883
Trustees’ fees and expenses—Note 3(d)	823
Loan commitment fees—Note 2	360
Distribution fees—Note 3(b)	230
Miscellaneous	33,951
Total Expenses	514,673
Less—reduction in expenses due to undertaking—Note 3(a)	(359,341)
Net Expenses	155,332
Investment Income—Net	464,199
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	218,253
Net realized gain (loss) on forward foreign currency exchange contracts	10,927
Net Realized Gain (Loss)	229,180
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,679,795)
Net Realized and Unrealized Gain (Loss) on Investments	(2,450,615)
Net (Decrease) in Net Assets Resulting from Operations	(1,986,416)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	464,199	361,786
Net realized gain (loss) on investments	229,180	658,954
Net unrealized appreciation (depreciation) on investments	(2,679,795)	2,358,846
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,986,416)	3,379,586
Distributions ($):
Distributions to shareholders:
Class A	(4,923)	(10,528)
Class C	(332)	(208)
Class I	(11,676)	(523)
Class Y	(374,029)	(248,819)
Total Distributions	(390,960)	(260,078)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	678,584	218,998
Class I	74,186	1,123,378
Class Y	2,656,121	3,964,634
Distributions reinvested:
Class A	4,356	10,026
Class I	11,058	-
Class Y	374,029	248,819
Cost of shares redeemed:
Class A	(216,608)	(546,397)
Class I	(607,031)	(687,223)
Class Y	(1,255,127)	(984,789)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,719,568	3,347,446
Total Increase (Decrease) in Net Assets	(657,808)	6,466,954
Net Assets ($):
Beginning of Period	19,487,255	13,020,301
End of Period	18,829,447	19,487,255

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class A
Shares sold	48,609	16,650
Shares issued for distributions reinvested	316	936
Shares redeemed	(15,843)	(49,129)
Net Increase (Decrease) in Shares Outstanding	33,082	(31,543)
Class I
Shares sold	5,590	91,988
Shares issued for distributions reinvested	805	-
Shares redeemed	(42,544)	(51,920)
Net Increase (Decrease) in Shares Outstanding	(36,149)	40,068
Class Y
Shares sold	190,825	314,588
Shares issued for distributions reinvested	27,202	23,189
Shares redeemed	(94,342)	(85,968)
Net Increase (Decrease) in Shares Outstanding	123,685	251,809

[a]

Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $310,037 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.88	11.37	10.25	11.99	12.50
Investment Operations:
Investment income (loss)—net[b]	.29	.20	.09	.23	(.00)[c]
Net realized and unrealized gain (loss) on investments	(1.58)	2.53	1.11	(1.92)	(.51)
Total from Investment Operations	(1.29)	2.73	1.20	(1.69)	(.51)
Distributions:
Dividends from investment income—net	(.25)	(.22)	(.08)	(.05)	-
Dividends from net realized gain on investments	-	-	-	(.00)[c]	-
Total Distributions	(.25)	(.22)	(.08)	(.05)	-
Net asset value, end of period	12.34	13.88	11.37	10.25	11.99
Total Return (%)[d]	(9.46)	24.63	11.80	(14.11)	(4.08)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.88	4.21	4.70	4.50	13.25[f]
Ratio of net expenses to average net assets	1.00	1.00	1.00	1.00	1.00[f]
Ratio of net investment income (loss) to average net assets	2.05	1.90	.91	2.04	(.15)[f]
Portfolio Turnover Rate	35.64	47.92	80.13	32.52	1.76[e]
Net Assets, end of period ($ x 1,000)	661	284	592	105	96

a From September 15, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.82	11.30	10.17	11.98	12.50
Investment Operations:
Investment income (loss)—net[b]	.17	.15	.07	.13	(.01)
Net realized and unrealized gain (loss) on investments	(1.55)	2.46	1.06	(1.90)	(.51)
Total from Investment Operations	(1.38)	2.61	1.13	(1.77)	(.52)
Distributions:
Dividends from investment income—net	(.15)	(.09)	-	(.04)	-
Dividends from net realized gain on investments	-	-	-	(.00)[c]	-
Total Distributions	(.15)	(.09)	-	(.04)	-
Net asset value, end of period	12.29	13.82	11.30	10.17	11.98
Total Return (%)[d]	(10.12)	23.35	11.11	(14.83)	(4.16)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.69	4.24	4.92	5.12	14.00[f]
Ratio of net expenses to average net assets	1.75	1.75	1.75	1.75	1.75[f]
Ratio of net investment income (loss) to average net assets	1.27	1.25	.72	1.18	(.90)[f]
Portfolio Turnover Rate	35.64	47.92	80.13	32.52	1.76[e]
Net Assets, end of period ($ x 1,000)	28	31	25	81	96

a From September 15, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.89	11.40	10.27	12.00	12.50
Investment Operations:
Investment income—net[b]	.21	.47	.07	.25	.00[c]
Net realized and unrealized gain (loss) on investments	(1.43)	2.25	1.16	(1.92)	(.50)
Total from Investment Operations	(1.22)	2.72	1.23	(1.67)	(.50)
Distributions:
Dividends from investment income—net	(.28)	(.23)	(.10)	(.06)	-
Dividends from net realized gain on investments	-	-	-	(.00)[c]	-
Total Distributions	(.28)	(.23)	(.10)	(.06)	-
Net asset value, end of period	12.39	13.89	11.40	10.27	12.00
Total Return (%)	(9.01)	24.50	12.19	(13.99)	(4.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.60	2.99	2.71	4.08	12.68[e]
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75[e]
Ratio of net investment income to average net assets	1.84	3.37	.91	2.19	.10[e]
Portfolio Turnover Rate	35.64	47.92	80.13	32.52	1.76[d]
Net Assets, end of period ($ x 1,000)	76	587	26	6,328	7,390

a From September 15, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.89	11.40	10.27	12.00	12.50
Investment Operations:
Investment income—net[b]	.31	.29	.23	.09	.00[c]
Net realized and unrealized gain (loss) on investments	(1.56)	2.43	1.00	(1.76)	(.50)
Total from Investment Operations	(1.25)	2.72	1.23	(1.67)	(.50)
Distributions:
Dividends from investment income—net	(.28)	(.23)	(.10)	(.06)	-
Dividends from net realized gain on investments	-	-	-	(.00)[c]	-
Total Distributions	(.28)	(.23)	(.10)	(.06)	-
Net asset value, end of period	12.36	13.89	11.40	10.27	12.00
Total Return (%)	(9.23)	24.49	12.19	(13.99)	(4.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.51	3.11	4.65	2.09	12.67[e]
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75[e]
Ratio of net investment income to average net assets	2.28	2.33	2.28	.98	.10[e]
Portfolio Turnover Rate	35.64	47.92	80.13	32.52	1.76[d]
Net Assets, end of period ($ x 1,000)	18,064	18,584	12,378	15,390	96

a From September 15, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Beta Emerging Markets Equity Fund (the “fund”) is a separate diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus serves as the fund’s sub-investment adviser. The Sub-Adviser is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including Mellon Capital Management Corporation, which served as the fund’s sub-investment adviser prior to January 31, 2018.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,240 Class A, all of the outstanding Class C shares and 2,240 Class I shares of the fund.

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	2,203,035	13,809,041†	0	16,012,076
Equity Securities - Preferred Stocks	749,635	342,457†	-	1,092,092
Exchange-Traded Funds	1,519,153	-	-	1,519,153
Investment Company	100,253	-	-	100,253
Rights	-	64	-	64

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Foreign ($)
Balance as of 10/31/2017	0
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases	-
Sales	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2018†	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2018	-

† Securities deemed as Level 3 have been determined to be worthless by managements own assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2018, Dreyfus Diversified Emerging Markets Fund, an affiliate of the fund, held 1,461,331 Class Y shares representing approximately 96% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

NOTES TO FINANCIAL STATEMENTS (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $391,645, accumulated capital losses $1,543,148 and unrealized appreciation $1,407,336.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has 989,152 of short-term capital losses and $553,996 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $390,960 and $260,078, respectively.

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2018 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus may terminate this expense limitation of any time. The reduction in expenses, pursuant to the undertaking, amounted to $359,341 during the period ended October 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or

NOTES TO FINANCIAL STATEMENTS (continued)

are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $230 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $1,535 and $77, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $824 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $71,261 pursuant to the custody agreement.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $9,800, Distribution Plan fees $18, Shareholder Services Plan fees $126, custodian fees $24,725, Chief Compliance Officer fees $4,193 and transfer agency fees $202, which are offset against an expense reimbursement currently in effect in the amount of $48,437.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2018, redemption fees charged and retained by the fund amounted to $57.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2018, amounted to $9,095,444 and $7,118,148, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s

NOTES TO FINANCIAL STATEMENTS (continued)

payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2018, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Forward contracts	2,389

At October 31, 2018, the cost of investments for federal income tax purposes was $17,312,475; accordingly, accumulated net unrealized appreciation on investments was $1,411,163 consisting of $2,695,314 gross unrealized appreciation and $1,284,151 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Strategic Beta Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Beta Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting Dreyfus Opportunity Funds), including the statements of investments and investments in affiliated issuers, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 15, 2014 (commencement of operations) through October 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Dreyfus Opportunity Funds) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 15, 2014 (commencement of operations) through October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2018:

- the total amount of taxes paid to foreign countries was $89,187.

- the total amount of income sourced from foreign countries was $688,281.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. For the fiscal year ended October 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $355,931 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18-19, 2018, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon Asset Management North America Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2018, and (2) the fund’s

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the two-year period when the fund’s total return performance was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median(s) in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in two of the three calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group), the fund’s actual management fee was at the Expense Group median (which was zero) and below the Expense Universe median (lowest in the Expense Universe) and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Dreyfus representatives stated that Dreyfus has contractually agreed, until March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance, particularly considering that the fund has been in operation for three full years.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (67)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Gordon J. Davis (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Isabel P. Dunst (71)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (75)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Roslyn M. Watson (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

INTERESTED BOARD MEMBER

J. Charles Cardona (62)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 33

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Strategic Beta Emerging Markets Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset Management
North America Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DOFAX Class C: DOFCX Class I: DOFIX Class Y: DOFYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6342AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,766 in 2017 and $47,467 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,136 in 2017 and $11,336 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,527 in 2017 and $17,838 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4 in 2017 and $4 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $32,905,415 in 2017 and $30,820,284 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)